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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 22, 2002


                                  EZENIA! INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                     0-25882                    04-3114212
----------------------------        ------------            -------------------
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)            Identification No.)


          NORTHWEST PARK, 154 MIDDLESEX TURNPIKE, BURLINGTON, MA 01803
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (781) 505-2100


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      EXHIBITS.

         99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


ITEM 9. REGULATION FD DISCLOSURE.

         Attached as an exhibit to this Form 8-K is the certification of Khoa D. Nguyen, Chief Executive Officer and Chief Financial Officer of Ezenia! Inc., made solely for the purpose of satisfying the requirements of Section 906 of the Sarbanes-Oxley Act of 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EZENIA! INC.


Dated:  August 22, 2002                     By: /s/ Khoa D. Nguyen
                                                --------------------------
                                                Khoa D. Nguyen
                                                Chief Executive Officer and
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)